                                                                    Exhibit 99
PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights


FINANCIAL PERFORMANCE
====================================================================================================================================
                                                                          Three months ended                 Six months ended
                                                                                June 30                           June 30
                                                                       -------------------------         -------------------------
IN THOUSANDS, EXCEPT PER SHARE DATA AND RATIOS                           1994             1993             1994             1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Net interest income (taxable-equivalent basis)                       $501,363         $466,134       $1,007,167         $929,702
Income before cumulative effect of
 changes in accounting principles                                     187,845          169,142          393,534          356,153
Net income                                                            187,845          169,142          393,534          336,760
Earnings per common share
 Before cumulative effect of changes in accounting principles
  Primary                                                                 .79              .71             1.66             1.50
  Fully diluted                                                           .79              .71             1.65             1.49
 Net income
  Primary                                                                 .79              .71             1.66             1.42
  Fully diluted                                                           .79              .71             1.65             1.41
Cash dividends declared per common share                                  .32             .285              .64              .57
Average common shares outstanding
 Primary                                                              237,241          236,561          236,974          236,241
 Fully diluted                                                        239,086          238,751          238,887          238,545
Net interest margin                                                      3.58%            3.96%            3.63%            4.04%
Returns before cumulative effect of changes in accounting principles
 Return on average total assets                                          1.26             1.35             1.34             1.47
 Return on average common shareholders' equity                          17.70            17.59            18.51            18.76
Returns based on net income
 Return on average total assets                                          1.26             1.35             1.34             1.39
 Return on average common shareholders' equity                          17.70            17.59            18.51            17.73
Average shareholders' equity to average total assets                     7.16             7.71             7.25             7.84
Net charge-offs to average loans                                          .35              .76              .32              .76
Provision for credit losses to net charge-offs                          87.45           112.08            97.47           120.72
After-tax profit margin                                                 25.75            25.61            26.34            23.98
Overhead ratio                                                          57.33            52.25            56.57            52.13
==================================================================================================================================


PERIOD-END RATIOS
====================================================================================================================================
                                                                                       June 30      December 31          June 30
                                                                                          1994             1993             1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Capital
 Leverage                                                                                 6.99%            7.85%            7.80%
 Common shareholders' equity to total assets                                              6.77             6.93             7.32
Asset quality
 Nonperforming loans to total loans                                                       1.11             1.15             1.81
 Nonperforming assets to total loans and foreclosed assets                                1.55             1.65             2.63
 Nonperforming assets to total assets                                                      .85              .89             1.25
 Allowance for credit losses to total loans                                               2.97             2.92             3.60
 Allowance for credit losses to nonperforming loans                                     267.09           253.12           199.57
Book value per common share
 As reported                                                                            $18.37           $18.34           $16.84
 Excluding net unrealized securities gains/losses                                        19.02            17.96            16.84
===================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Statement of Income



====================================================================================================================================
                                                                          Three months ended                 Six months ended
                                                                                June 30                           June 30
                                                                     -----------------------------   -----------------------------
IN THOUSANDS                                                             1994             1993             1994             1993
- - ------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                              $594,011         $475,335       $1,166,847         $961,554
Securities                                                            316,647          315,936          612,455          614,433
Other                                                                  24,336            9,205           50,796           18,042
- - ------------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                                934,994          800,476        1,830,098        1,594,029
- - ------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                              217,512          188,536          417,516          387,713
Borrowed funds                                                        110,574           98,827          207,311          187,350
Notes and debentures                                                  113,949           57,467          214,971          109,629
- - ------------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                               442,035          344,830          839,798          684,692
- - ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  492,959          455,646          990,300          909,337
Provision for credit losses                                            25,030           53,814           50,045          115,231
- - ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income less provision for credit losses                 467,929          401,832          940,255          794,106
- - ------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Investment management and trust                                        73,494           69,093          146,461          135,366
Service charges, fees and commissions                                  92,205           87,904          180,041          169,349
Mortgage banking                                                       42,658            9,082           80,363           16,976
Net securities gains (losses)                                             (85)           6,616           30,307          111,777
Other                                                                  19,968           21,739           49,619           41,247
- - ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                             228,240          194,434          486,791          474,715
- - ------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff expense                                                         203,972          169,936          410,871          346,340
Net occupancy and equipment                                            66,860           54,773          132,142          113,092
Other                                                                 147,463          120,439          302,128          272,731
- - ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                            418,295          345,148          845,141          732,163
- - ------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes and cumulative
  effect of changes in accounting principles                          277,874          251,118          581,905          536,658
Applicable income taxes                                                90,029           81,976          188,371          180,505
- - ------------------------------------------------------------------------------------------------------------------------------------
 Income before cumulative effect of
  changes in accounting principles                                    187,845          169,142          393,534          356,153
Cumulative effect of changes in accounting
 principles, net of tax benefit of $5,343                                                                                (19,393)
- - ------------------------------------------------------------------------------------------------------------------------------------
 Net income                                                          $187,845         $169,142         $393,534         $336,760
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Other Financial Data



NET INTEREST MARGIN
====================================================================================================================================
THREE MONTHS ENDED                                                     June 30                March 31                June 30
TAXABLE-EQUIVALENT BASIS                                                  1994                    1994                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Book-basis yield on earning assets                                        6.48%                   6.23%                  6.60%
Effect of loan fees                                                        .11                     .14                    .13
Taxable-equivalent adjustment                                              .06                     .06                    .09
- - ------------------------------------------------------------------------------------------------------------------------------------
 Taxable-equivalent yield on earning assets                               6.65                    6.43                   6.82
Rate on interest-bearing liabilities                                      3.90                    3.69                   3.83
- - ------------------------------------------------------------------------------------------------------------------------------------
 Interest rate spread                                                     2.75                    2.74                   2.99
Net benefit of interest rate swaps                                         .28                     .41                    .38
Net benefit of noninterest-bearing funds                                   .55                     .53                    .59
- - ------------------------------------------------------------------------------------------------------------------------------------
 Net interest margin                                                      3.58%                   3.68%                  3.96%
====================================================================================================================================


NONINTEREST INCOME
====================================================================================================================================
                                                      Three months ended                                Six months ended
                                                            June 30                                         June 30
                                              ------------------------------------            -----------------------------------
IN THOUSANDS                                      1994                    1993                    1994                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                         $49,406                 $47,394                 $98,805                $92,187
 Mutual funds                                   24,088                  21,699                  47,656                 43,179
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust         73,494                  69,093                 146,461                135,366
- - ------------------------------------------------------------------------------------------------------------------------------------
Service charges, fees and commissions
 Deposit account and corporate services         42,484                  39,593                  82,225                 78,072
 Credit card and merchant services              13,878                  13,634                  26,797                 26,545
 Brokerage                                       8,545                   9,799                  17,223                 17,517
 Corporate finance                              10,547                   9,724                  21,227                 18,305
 Other services                                 16,751                  15,154                  32,569                 28,910
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions   92,205                  87,904                 180,041                169,349
- - ------------------------------------------------------------------------------------------------------------------------------------
Mortgage banking
 Servicing                                      42,270                   6,737                  77,292                 13,031
 Marketing                                         388                   2,345                   3,071                  3,945
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total mortgage banking                        42,658                   9,082                  80,363                 16,976
- - ------------------------------------------------------------------------------------------------------------------------------------
Net securities gains (losses)                      (85)                  6,616                  30,307                111,777
Other                                           19,968                  21,739                  49,619                 41,247
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $228,240                $194,434                $486,791               $474,715
====================================================================================================================================


NONINTEREST EXPENSE
====================================================================================================================================
                                                      Three months ended                                Six months ended
                                                            June 30                                         June 30
                                              ------------------------------------            -----------------------------------
IN THOUSANDS                                      1994                    1993                    1994                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $164,610                $139,054                $329,402               $279,403
Employee benefits                               39,362                  30,882                  81,469                 66,937
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                          203,972                 169,936                 410,871                346,340
- - ------------------------------------------------------------------------------------------------------------------------------------
Net occupancy                                   34,142                  28,536                  66,562                 58,203
Equipment                                       32,718                  26,237                  65,580                 54,889
Amortization of intangible assets               18,270                   4,662                  37,830                 15,366
Federal deposit insurance                       18,163                  16,467                  36,339                 32,932
Taxes other than income                         10,782                   9,781                  21,878                 18,610
Other                                          100,248                  89,529                 206,081                205,823
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $418,295                $345,148                $845,141               $732,163
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Balance Sheet



====================================================================================================================================

                                                                       June 30             December 31                June 30
IN MILLIONS, EXCEPT SHARE DATA                                            1994                    1993                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                 $1,989                  $1,817                 $2,353
Short-term investments                                                     672                     856                    451
Loans held for sale                                                        804                   1,392                    397
Securities available for sale, fair value of $5,791 on June 30, 1993     7,236                  11,388                  5,679
Investment securities, fair value of $15,233, $11,716 and $18,590       15,971                  11,672                 18,159

Loans, net of unearned income of $218, $222 and $223                    34,860                  33,308                 25,434
Allowance for credit losses                                             (1,036)                   (972)                  (917)
- - ------------------------------------------------------------------------------------------------------------------------------------
  Net loans                                                             33,824                  32,336                 24,517
- - ------------------------------------------------------------------------------------------------------------------------------------
Other                                                                    3,471                   2,619                  2,262
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                         $63,967                 $62,080                $53,818
====================================================================================================================================

LIABILITIES
Deposits
 Noninterest-bearing                                                    $6,257                  $7,057                 $6,172
 Interest-bearing                                                       26,692                  26,058                 22,331
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                                        32,949                  33,115                 28,503
- - ------------------------------------------------------------------------------------------------------------------------------------
Borrowed funds                                                          13,402                  11,662                 11,511
Notes and debentures                                                    11,437                   9,585                  6,333
Other                                                                    1,830                   3,393                  3,510
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                     59,618                  57,755                 49,857
- - ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Realized shareholders' equity                                            4,503                   4,237                  3,961
Net unrealized securities gains (losses)                                  (154)                     88
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                             4,349                   4,325                  3,961
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                           $63,967                 $62,080                $53,818
====================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                                             $4,330                  $4,305                 $3,940

COMMON SHARES OUTSTANDING                                          235,660,470             234,705,237            233,909,151
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Condensed Consolidated Average Balance Sheet


====================================================================================================================================
                                                      Three months ended                                Six months ended
                                                            June 30                                         June 30
                                              ------------------------------------            -----------------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Securities                                    $21,859                 $21,184                 $21,550                $20,088
 Loans, net of unearned income
  Commercial                                    12,075                  10,705                  11,714                 10,641
  Real estate project                            1,736                   1,876                   1,730                  1,901
  Real estate mortgage                           8,981                   3,892                   9,018                  3,960
  Consumer                                       8,617                   7,858                   8,534                  7,831
  Other                                          1,122                     853                   1,282                    866
- - ------------------------------------------------------------------------------------------------------------------------------------
   Total loans, net of unearned income          32,531                  25,184                  32,278                 25,199
- - ------------------------------------------------------------------------------------------------------------------------------------
 Other earning assets                            1,672                     707                   1,797                    746
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 56,062                  47,075                  55,625                 46,033
- - ------------------------------------------------------------------------------------------------------------------------------------
Other                                            3,563                   3,077                   3,672                  2,946
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $59,625                 $50,152                 $59,297                $48,979
====================================================================================================================================

LIABILITIES
Interest-bearing liabilities
 Deposits                                      $26,128                 $22,712                 $25,923                $22,874
 Borrowed funds                                 10,967                  11,485                  11,253                 10,821
 Notes and debentures                           11,030                   5,578                  10,589                  5,163
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            48,125                  39,775                  47,765                 38,858
- - ------------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                     6,124                   5,379                   6,073                  5,216
Other                                            1,108                   1,129                   1,160                  1,064
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             55,357                  46,283                  54,998                 45,138
- - ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             4,268                   3,869                   4,299                  3,841
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $59,625                 $50,152                 $59,297                $48,979
====================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                     $4,248                  $3,847                  $4,279                 $3,818
====================================================================================================================================

PNC BANK CORP. AND SUBSIDIARIES
Credit Quality Data


NONPERFORMING ASSETS
====================================================================================================================================
                                                                       June 30             December 31                June 30
IN MILLIONS                                                               1994                    1993                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                                                               $232                    $181                   $237
 Real estate project                                                        72                      91                    184
 Real estate mortgage                                                       80                      84                     32
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                                                   384                     356                    453
- - ------------------------------------------------------------------------------------------------------------------------------------
Restructured loans                                                           4                      28                      6
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                                                388                     384                    459
- - ------------------------------------------------------------------------------------------------------------------------------------
Foreclosed assets
 Real estate project                                                        93                     108                    172
 Real estate mortgage                                                       33                      42                      8
 Other                                                                      30                      20                     36
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                                                  156                     170                    216
- - ------------------------------------------------------------------------------------------------------------------------------------
  Total                                                                   $544                    $554                   $675
====================================================================================================================================


ALLOWANCE FOR CREDIT LOSSES
====================================================================================================================================
                                                      Three months ended                                Six months ended
                                                            June 30                                         June 30
                                              ------------------------------------            -----------------------------------
IN MILLIONS                                       1994                    1993                    1994                   1993
- - ------------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                 $980                    $911                    $972                   $897
Charge-offs                                        (44)                    (64)                    (81)                  (127)
Recoveries                                          15                      16                      30                     32
- - ------------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                   (29)                    (48)                    (51)                   (95)
Provision for credit losses                         25                      54                      50                    115
Acquisitions                                        60                                              65
- - ------------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                 $1,036                    $917                  $1,036                   $917
====================================================================================================================================